Exhibit 4.3

CB CENTRIC BRANDS INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE COMMON STOCK CUSIP 156446 10 4 SEE REVERSE SIDE FOR CERTAIN DEFINITIONS THIS CERTIFIES THAT is the owner of FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.10 EACH OF CENTRIC BRANDS INC. (herein called the “Corporation”), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated: Chief Executive officer Secretary AUTHORIZED OFFICER COUNTERSIGNED: CONTINENTAL STOCK TRANSFER & TRUST COMPANY (NEW YORK, NY) BY TRANSFER AGENT AUTHORIZED OFFICER

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM—as tenants in common TEN ENT —as tenants by the entireties JT TEN — as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT– Custodian (Cust) (Minor) under Uniform Gifts to Minors Act State Additional abbreviations may also be used though not in the above list. For value received hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of substitution in the premises Dated NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. IMPORTANT: SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A COMERCIAL BANK OR A TRUST COMPANY.